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                                                                   EXHIBIT 10.15

                           FORM OF WARRANT AGREEMENT

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                               AirGate PCS, Inc.



                             Warrants to Purchase
                   [               ] Shares of Common Stock



                               WARRANT AGREEMENT



                        Dated as of September __, 1999



                             Bankers Trust Company

                                 Warrant Agent


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               WARRANT AGREEMENT, dated as of September __, 1999, by and among
AirGate PCS, Inc., a Delaware corporation ("AirGate" or the "Company"), and Bankers Trust Company, a New York banking corporation, as warrant agent (the "Warrant Agent").

               WHEREAS, the Company proposes to issue warrants (the "Warrants") to initially purchase up to an aggregate of ___________ shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in connection with the offering (the "Offering") by AirGate, of ___________ Units (the "Units"), each consisting of $1,000 principal amount at maturity of AirGate's ____% Senior Subordinated Discount Notes due 2009 (the "Notes") and ___ Warrants, each Warrant initially representing the right to purchase _____ Warrant Shares.

               WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act in connection with the issuance of Warrant Certificates (as defined) and other matters as provided herein.

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.     CERTAIN DEFINITIONS.

               As used in this Agreement, the following terms shall have the following respective meanings:

               "Accreted Value" of any outstanding Note as of or to any date of determination means an amount equal to the sum of (1) the issue price of such Note as determined in accordance with Section 1273 of the Internal Revenue Code plus (2) the aggregate of the portions of the original issue discount, i.e., the excess of the amounts considered as part of the "stated redemption price at maturity" of such Note within the meaning of Section 1273(a)(2) of the Internal Revenue Code or any successor provisions, whether denominated as principal or interest, over the issue price of such Note, that shall theretofore have accrued pursuant to Section 1272 of the Internal Revenue Code, without regard to Section 1272(a)(7) of the Internal Revenue Code, from the date of issue of such Note (a)
for each six-month or shorter period ending                  or
prior to the date of determination and (b) for the shorter period, if any, from the end of the immediately preceding six-month or shorter period, as the case may be, to the date of determination plus (3) accrued and unpaid interest to the date such Accreted Value is paid (without duplication of any amount set forth in (2) above), minus all amounts theretofore paid in respect of such Note, which amounts are considered as part of the "stated redemption price at maturity" of such Note within the meaning of Section 1273(a)(2) of the Internal Revenue Code or any successor provisions whether such amounts paid were denominated principal or interest.

               "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by"
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and "under common control with"), as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

               "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary, Euroclear and Cedel Bank that apply to such transfer or exchange.

               "Business Day" means any day other than a Legal Holiday.

               "Cedel Bank" means Cedel Bank, SA.

               "Closing Date" means the date hereof.

               "Commission" means the Securities and Exchange Commission.

               "Depositary" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Warrants, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of the Indenture.

               "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, and all successors thereto, as operator of the Euroclear system.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Global Warrants" means, individually and collectively, each of the Global Warrants substantially in the form of Exhibit A hereto issued in accordance with Section 3.1(b) and 3.5 hereof.

               "Global Warrant Legend" means the legend set forth in Section 3.5(f)(i), which is required to be placed on all Global Warrants issued under this Warrant Agreement.

               "Holder" means a person who is listed as the record owner of Warrants, Warrant Shares and any other securities issued or issuable with respect to the Warrants or the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

               "Indenture" means the indenture, dated the date hereof, by and among the Company, AGW Leasing Company, Inc. and Bankers Trust Company, as trustee relating to the Notes.

               "Indirect Participant" means a Person who holds a beneficial interest in a Global Warrant through a Participant.

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               "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

               "Offering" means the concurrent offering by the Company of the Company's Common Stock, and Units.

               "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

               "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Warrant Agent.

               "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

               "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business.

               "Prospectus" means the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments and all material incorporated by reference into such Prospectus.

               "Registration Statement" means "registration statement," as such term is defined in Section 2(a)(8) of the Securities Act.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Separation Date" means the earliest of (i) 180 days after the closing of the Offering, (ii) the occurrence of a Change of Control or an Event of Default (each as defined in the Indenture) and (iii) such date as Donaldson, Lufkin & Jenrette Securities Corporation in its sole discretion shall determine.

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               "Shelf Registration" means a shelf registration statement filed pursuant to Rule 415 under the Securities Act relating to the Warrant Shares.

               "Trustee" means the trustee under the Indenture.

               "Underwriting Agreement" means that certain underwriting agreement, dated as of September ___, 1999, by and among the Company, AGW Leasing Company, Inc. and the underwriters party thereto pursuant to which the Company agrees to sell units, of which the Warrants form a part, to the underwriters.

SECTION 2.     APPOINTMENT OF WARRANT AGENT.

               The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement and the Warrant Agent hereby accepts such appointment.

SECTION 3.     ISSUANCE OF WARRANTS; WARRANT CERTIFICATES.

     3.1       Form and Dating.

               (a)  General.

               The Warrants shall be substantially in the form of Exhibit A hereto (the "Warrant Certificates") and shall be issued initially, together with Notes, as Units, substantially in the form of Exhibit B hereto. The Warrants may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of the countersignature.

               The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

               (b)  Global Warrants.

               Warrants issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Warrants issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time

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to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the Holder thereof as required by Section 3.5 hereof.

               (c)  Euroclear and Cedel Procedures Applicable.

               The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests, if any, in the Global Warrant that are held by Participants through Euroclear or Cedel Bank.

          3.2  Execution.

               An Officer shall sign the Warrants for the Company by manual or facsimile signature.

               If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

               A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been properly issued under this Warrant Agreement.

               The Warrant Agent shall, upon a written order of the Company signed by an Officer (a "Warrant Countersignature Order"), countersign Warrants for original issue up to the number stated in the preamble hereto.

               The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as the Warrant Agent to deal with the Company or an Affiliate of the Company.

          3.3  Warrant Registrar.

               The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("Warrant Registrar"). The Warrant Registrar shall keep a register of the Warrants and of their transfer and exchange. The Company may appoint one or more co-Warrant Registrars. The term "Warrant Registrar" includes any co-Warrant Registrar. The Company may change any Warrant Registrar without notice to any Holder. The Company shall notify the Warrant Agent in writing of the name and address of any agent not a party to this Warrant Agreement. If the Company fails to appoint or maintain another entity as Warrant Registrar, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Registrar.

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               The Company initially appoints The Depository Trust Company
("DTC") to act as Depositary with respect to the Global Warrants.

               The Company initially appoints the Warrant Agent to act as the Warrant Registrar with respect to the Global Warrants.

          3.4  Holder Lists.

               The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Warrant Agent is not the Warrant Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the Holders.

          3.5  Transfer and Exchange.

               (a)  Transfer and Exchange of Global Warrants.

               A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary,(ii) the Company in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent or (iii) an event of default under the Indenture of which an officer of the Warrant Agent has actual notice has occurred and is continuing and the Warrant Registrar has received a request from DTC to issue Definitive Warrants. Upon the occurrence of either of the preceding events in (i), (ii) or (iii) above, Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent. Global Warrants also may be exchanged or replaced, in whole or in part, as provided in Sections 3.6 and 3.7 hereof. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 3.5(a), however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in
Section 3.5(b) or (c) hereof.

               (b) Transfer and Exchange of Beneficial Interests in the Global Warrants.

               The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the Applicable Procedures. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or (ii) below, as applicable:

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                    (i)   Transfer of Beneficial Interests in the Same Global
     Warrant. Beneficial interests in any Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Registrar to effect the transfers described in this Section 3.5(b)(i).

                    (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrants. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.5(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Registrar containing information regarding the Person in whose name such Definitive Warrant shall be registered. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Agreement and the Warrants or otherwise applicable under the Securities Act, the Warrant Agent shall adjust the principal amount of the relevant Global Warrant(s) pursuant to Section 3.5(g) hereof.

               (c) Transfer and Exchange of Beneficial Interests for Definitive Warrants.

                    (i) Beneficial Interests in Global Warrants to Definitive Warrants. If any holder of a beneficial interest in an Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Warrant, then, upon satisfaction of the conditions set forth in Section 3.5(b)(ii) hereof, the Warrant Agent shall cause the amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 3.5(g) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate principal amount. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 3.5(c)(i) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered.

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               (d)  Transfer and Exchange of Definitive Warrants for Beneficial
Interests.

                    (i) Definitive Warrants to Beneficial Interests in Global Warrants. A Holder of a Definitive Warrant may exchange such Warrant for a beneficial interest in a Global Warrant or transfer such Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in a Global Warrant at any time. Upon receipt of a request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Definitive Warrant and increase or cause to be increased the amount of one of the Global Warrants.

               (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants.

               Upon request by a Holder of Definitive Warrants and such Holder's compliance with the provisions of this Section 3.5(e), the Warrant Registrar shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Warrant Registrar the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.5(e).

                    (i) Definitive Warrants to Definitive Warrants. A Holder of Definitive Warrants may transfer such Warrants to a Person who takes delivery thereof in the form of a Definitive Warrant. Upon receipt of a request to register such a transfer, the Warrant Registrar shall register the Definitive Warrants pursuant to the instructions from the Holder thereof.

               (f)  Legends.

               The following legends shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

                    (i) Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

                    "THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE

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     DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF
     THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                    (ii) Unit Legend. Each Warrant issued prior to the Separation Date shall bear a legend in substantially the following form:

                    "THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE __% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009 OF AIRGATE PCS, INC. (THE "NOTES") AND ________ WARRANTS (THE "WARRANTS") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE____SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF AIRGATE PCS, INC.

                    "PRIOR TO THE EARLIEST OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE OCCURRENCE OF A CHANGE OF CONTROL OR AN EVENT OF DEFAULT (EACH AS DEFINED IN THE INDENTURE GOVERNING THE NOTES) AND
     (III) SUCH DATE AS DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION IN ITS SOLE DISCRETION SHALL DETERMINE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES."

               (g)  Cancellation and/or Adjustment of Global Warrants.

               At such time as all beneficial interests in a particular Global Warrant have been exercised or exchanged for Definitive Warrants or a particular Global Warrant has been exercised, redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 3.8 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exercised or exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

               (h)  General Provisions Relating to Transfers and Exchanges.

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                    (i)    To permit registrations of transfers and exchanges,
     the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Registrar's request.

                    (ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                    (iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

                    (iv) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                    (v) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.2 hereof.

               (i)  Facsimile Submissions to Warrant Agent.

               All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Registrar pursuant to this Section 3.5 to effect a registration of transfer or exchange may be submitted by facsimile.

               The Warrant Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this Section 3.5, the Warrant Registrar may rely upon, and be fully protected in relying upon, such opinions.

          3.6  Replacement Warrants.

               If any mutilated Warrant is surrendered to the Warrant Agent or the Company and the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent, any Agent and any agent for purposes of the

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countersignature from any loss that any of them may suffer if a Warrant is replaced. The Company may charge for its expenses in replacing a Warrant.

               Every replacement Warrant is an additional warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

          3.7  Temporary Warrants.

               Until certificates representing Warrants are ready for delivery, the Company may prepare and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall issue temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that the Company considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

               Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

          3.8  Cancellation.

               Subject to Section 3.5(g) hereof, the Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar and Warrant Paying Agent shall forward to the Warrant Agent any Warrants surrendered to them for registration of transfer, exchange or exercise. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Warrants shall be delivered to the Company. The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

SECTION 4.     SEPARATION OF WARRANTS; TERMS OF WARRANTS; EXERCISE OF WARRANTS.

               (a) The Notes and Warrants will not be separately transferable until the Separation Date. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised during the period commencing at the opening of business on the Separation Date and until 5:00 p.m., New York City time on September _____, 2009 (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the exercise price (the "Exercise Price") (i) by tendering Notes having an aggregate principal amount at maturity, plus accrued and unpaid interest, if any thereon to the date of exercise (or, if such exercise takes place prior to [______], 2005, an Accreted Value on the date of exercise) or
(ii) in cash, by wire transfer or

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by certified or official check payable to the order of the Company, in each case, equal to the Exercise Price then in effect for such Warrant Shares; provided that Holders shall be able to exercise their Warrants only if a Registration Statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various Holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. Each Warrant not exercised prior to 5:00 p.m., New York City time, on September ___, 2009 (the "Expiration Date") shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

               (b) In order to exercise all or any of the Warrants represented by a Warrant Certificate, the holder thereof must deliver to the Warrant Agent at its corporate trust office set forth in Section 15 hereof the Warrant Certificate and the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, which is set forth in the form of Warrant Certificate attached hereto as Exhibit A, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash, by wire transfer or by certified or official bank check payable to the order of the Company or (ii) by tendering Notes in the manner provided in
Section 4(a) hereof.

               (c) Subject to the provisions of Section 5 hereof, upon compliance with clause (b) above, the Warrant Agent shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such Holder is entitled hereunder, together with cash as provided in Section 9 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 8(l) hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Warrant Agent shall, as soon as possible, but in any event not later than two Business Days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such Holder is entitled hereunder, together with cash as provided in Section 9 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

               (d) The Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the

Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on the Schedule of Exchange of Interests of Global Warrants to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

               (e) All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

               (f) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

SECTION 4A.    SHELF REGISTRATION AND PROCEDURES

               (a) The Company shall (i) cause the Shelf Registration to be filed with the Commission in no event later than 60 days after the Closing Date (such 60/th/ day being the "Filing Deadline") and (ii) use its reasonable best efforts to cause such Shelf Registration to become effective as promptly as reasonably practical, but in no event later than 120 days after the Closing Date (such 120/th/ day being the "Effectiveness Deadline").

               (b) In connection with the preparation and filing of the initial Shelf Registration, the Company shall as promptly as practicable furnish to Donaldson, Lufkin & Jenrette Securities Corporation copies, as proposed to be filed, of the Registration Statement and any Prospectus included therein and any amendments or supplements to such Registration Statement and Prospectus, which documents will be subject to the review and comment of Donaldson, Lufkin & Jenrette Securities Corporation for a period of at least five Business Days. The Company will not file any such initial Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus to which Donaldson, Lufkin & Jenrette Securities Corporation shall reasonably object within five Business Days after the receipt of copies thereof. Donaldson, Lufkin & Jenrette Securities Corporation shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;

               (c) To the extent necessary to ensure that the Shelf Registration is available for sales of Warrant Shares by the Holders thereof entitled to the benefits of this Section 4A, the

Company shall use its best efforts to keep any Shelf Registration required by this Section 4A continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 4A(e) hereof and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as amended from time to time until the later of the date on which (a) all of the Warrants have been exercised or (b) the Warrants have expired.

               (d) No Holder of Warrants may include any of its Warrant Shares in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration or Prospectus or preliminary Prospectus included therein. No Holder of Warrants shall be entitled to Liquidated Damages (as defined below) unless and until such Holder shall have provided all such information required by this Section within the time period specified in this Section. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

               (e) In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company shall:

                    (i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 4A of this Agreement. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for the exercise of Warrants during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

                    (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of exercise by the Holders of Warrants thereof set forth in such Registration Statement or supplement to the Prospectus;

                    (iii) advise each Holder promptly and, if requested by such Person, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Warrant Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (C) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Warrant Shares under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                    (iv) subject to Section 4A(e)(i), if any fact or event contemplated by Section 4A(e)(iii)(C) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Warrant Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (v) furnish to each Holder named in any Registration Statement or any Prospectus in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement);

                    (vi) if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Warrant Shares; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                    (vii) furnish to each Holder named in any Registration Statement or Prospectus in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                    (viii) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each exercising Warrant Holder in connection with the exercise of the Warrants covered by the Prospectus or any amendment or supplement thereto;

                    (ix) provide a CUSIP number for all Warrant Shares not later than the effective date of a Registration Statement covering such Warrant Shares and provide the Trustee under the Indenture with printed certificates for the Warrant Shares which are in a form eligible for deposit with the Depository Trust Company; and

                    (x) otherwise use their its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act.

               (f)  Restrictions on Holders.  Each Holder agrees by acquisition
                    -----------------------
of Warrant Shares that, upon receipt of the notice referred to in Section 4A(e)(iii)(B) or any notice from the Company of the existence of any fact of the kind described in Section 4A(e)(iii)(C) hereof (in each case, a "Suspension Notice"), such Holder will forthwith discontinue disposition of Warrant Shares pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by
Section 4A(e)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or
(ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Warrant Shares that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 4A hereof shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

               (g)  Liquidated Damages.  The Company and the underwriters party
                    ------------------
to the Underwriting Agreement agree that the Holders will suffer damages if the Company fails to fulfill its obligations pursuant to paragraphs (a), (c) and (e) of Section 4A of this Warrant Agreement and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Company to fulfill such obligations, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder under the circumstances and to the extent set forth below:

                    (i) if the Shelf Registration has not been filed with the Commission within 60 days after the Closing Date;

                    (ii) if the Shelf Registration has not been declared effective by the Commission within 120 days after the Closing Date; or

                    (iii) if the Shelf Registration has been declared effective by the Commission and such Shelf Registration ceases to be effective or usable at any time until the later of the date on which (A) all of the Warrants have been exercised or (B) the Warrants have expired (the "Effectiveness Period"), without being succeeded on the same day immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective on the same day;

(any of the foregoing, a "Registration Default") then the Company shall pay Liquidated Damages to each Holder in an amount equal to $_____ per week per Warrant held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. This amount will increase by an additional $____ per week per Warrant with respect to each subsequent 90-day period, up to a maximum amount of Liquidated Damages equal to $____ per week per Warrant. The provision for Liquidated Damages will continue until such Registration Default has been cured. The Company will not be required to pay Liquidated Damages for more than one Registration Default at any given time. A Registration Default under clause (i) above shall be cured on the date that the Shelf Registration is filed with the Commission; a Registration Default under clause (ii) above shall be cured on the date that the Shelf Registration is declared effective by the Commission; a Registration Default under clause (iii) above shall be cured on the earlier of (A) the date that the post-effective amendment curing the deficiency in the Shelf Registration is declared effective or (B) the Effectiveness Period expires.

               (h)  Payment of Liquidated Damages.  The Company shall notify the
                    -----------------------------
Warrant Agent within one Business Day after each and every date on which a Registration Default occurs (an "Event Date"). Liquidated Damages shall accrue from the most recent date to which Liquidated Damages have been paid or, if no Liquidated Damages have been paid, from the date hereof. Liquidated Damages accrued as of _________ or __________ of each year (each a "Payment Date") will be payable on such Payment Date. The Company shall pay Liquidated Damages on the applicable Payment Date to the Persons who are Holders of Warrants at the close of business on the ___________ or ___________ next preceding the Payment Date. Liquidated Damages shall be payable at the office of the Warrant Agent or, at the option of the Company, payment of Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, provided that payment by wire transfer of immediately available funds shall be required with respect to the Liquidated Damages on all Warrants the Holders of which shall have provided written wire transfer instructions to the Company and the Warrant Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

SECTION 5.     PAYMENT OF TAXES.

               The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 6.     RESERVATION OF WARRANT SHARES.

               (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

               (b) The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 9 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder pursuant to Section 10 hereof.

               (c) Before taking any action which would cause an adjustment pursuant to Section 8 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

           (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

SECTION 7. OBTAINING STOCK EXCHANGE LISTINGS.

           The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

SECTION 8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
           ISSUABLE.

           The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 8. For purposes of this
Section 8, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

           (a) Adjustment for Change in Capital Stock.

           If the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

           The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8. Such adjustment shall be made successively whenever any event listed above shall occur.

           (b)  Adjustment for Rights Issue.

           If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the Fair Value (as defined herein) per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                   O +  N x P
                                        -----
                             E = Ex       M
                                   ----------
                                      O + N

where:

           E'   =    the adjusted Exercise Price.

           E    =    the current Exercise Price.

           O    =    the number of shares of Common Stock outstanding on the
                     record date.

           N    =    the number of additional shares of Common Stock issued
                     pursuant to such rights, options or warrants.

           P    =    the aggregate price per share of the additional shares.

           M    =    the Fair Value per share of Common Stock on the record
                     date.


           The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

           (c) Adjustment for Other Distributions.

           If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                    E'= Ex M - F
                                           -----
                                             M

where:

          E'   =    the adjusted Exercise Price.

          E    =    the current Exercise Price.

          M    =    the Fair Value per share of Common Stock on the record date mentioned below.

          F    =    the fair market value on the record date of the assets,
                    securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company (the "Board of Directors").

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This Section 8(c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this Section 8(c) does not apply to rights, options or warrants referred to in Section 8(b) hereof.

          (d) Adjustment for Common Stock Issue.

          If the Company issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:


                                       O + P
                                           -
                                 E'= Ex    M
                                       -----
                                         A

where:

          E'   =    the adjusted Exercise Price.

          E    =    the then current Exercise Price.

          O    =    the number of shares outstanding immediately prior to the
                    issuance of such additional shares.

          P    =    the aggregate consideration received for the issuance of
                    such additional shares.

          M    =    the Fair Value per share on the date of issuance of such
                    additional shares.

          A    =    the number of shares outstanding immediately after the
                    issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This subsection (d) does not apply to:

               (1)  any of the transactions described in subsections (a),  (b),
     (c) and (i) of this Section 8,

               (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock the issuance of which caused an adjustment to be made under Section 8(e),

               (3) Common Stock issued to the Company's employees (or employees of its subsidiaries) under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of anti-dilution adjustments thereunder),

               (4) Common Stock issuable upon the exercise of warrants issued to the holders of Common Stock.

               (5) Common Stock issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, provided that if such person is an Affiliate of the Company, the Board of Directors shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, stating that the consideration received in such merger is fair to the Company from a financial point of view, or

               (6) the issuance of shares of Common Stock pursuant to rights, options or warrants which were originally issued in a Non-Affiliate Sale (as defined below) together with one or more other securities as part of a unit at a price per unit.

          (e)  Adjustment for Convertible Securities Issue.

          If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 8) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:


                                         O+  P
                                             -
                                   E'= Ex    M
                                         -----
                                         O+  D

where:

          E'   =    the adjusted Exercise Price.

          E    =    the then current Exercise Price.

          O    =    the number of shares outstanding immediately prior to the
                    issuance of such securities.

          P    =    the aggregate consideration received for the issuance of
                    such securities.

          M    =    the Fair Value per share on the date of issuance of such
                    securities.

          D    =    the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

          This subsection (e) does not apply to convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, provided that if such person is an Affiliate of the Company, the Board of Directors shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, stating that the consideration received in such merger is fair to the Company from a financial point of view.

          (f)  Consideration Received.

          For purposes of any computation respecting consideration received pursuant to subsections (d), and (e) of this Section 8, the following shall apply:

               (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Warrant Agent;

               (iii) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection); and

               (iv) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit at a price per unit, the consideration shall be deemed to be the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a Board resolution which shall be filed with the Warrant Agent plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clauses (i) and (ii) of this subsection).

          (g)  Fair Value.

          In Sections 8(d) and (e) hereof, the "Fair Value" per security at any date of determination shall be (1) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "Non-Affiliate Sale"), the price per security at which such security is sold and
(2) in connection with any sale by the Company to an Affiliate of the Company,
(a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by (i) a majority of the Board of Directors, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Warrant Agent or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded. Notwithstanding the foregoing, any sale to Donaldson, Lufkin & Jenrette Securities Corporation (or any successor thereto) pursuant to an underwritten public offering registered under the Securities Act shall be deemed to be and treated as a Non-Affiliate Sale.

          In Sections 8(b) and (c) hereof, the "Fair Value" per security at any date of determination shall be (a) the last price per security at which such security was sold by the Company in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by
(i) a majority of the Board of Directors, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Warrant Agent or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

          For purposes of this Section 8(g), "Disinterested Director" means, in connection with any issuance of securities that gives rise to a determination of the Fair Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

          For purposes of this Section 8(g), "Affiliate" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          (h)  When De Minimis Adjustment May Be Deferred.

          No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be, it being understood that no such rounding shall be made under subsection (p).

          (i)  When No Adjustment Required.

          No adjustment need be made for a transaction referred to Section 8(a),
(b), (c), (d), (e) or (f) hereof, if Warrant Holders are to participate (without being required to exercise their Warrants) in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest,(ii) a change in the par value or no par value of the Common Stock, or (iii) the adoption of a plan commonly referred to as a "Stockholders' Rights Plan" which provides for the issuance of rights to acquire shares of capital stock upon the occurrence of some event that is not within the control of the rights holders, or the issuance of rights under such plan; provided that the issuance of capital stock pursuant to such rights shall require adjustment to the Exercise Price and number of shares of Common Stock purchasable upon the exercise of each Warrant as set forth in this Agreement. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (j)  Notice of Adjustment.

          Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 10 hereof.

          (k) Voluntary Reduction. The Company from time to time may reduce the Exercise Price by any amount for any period of time, if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock. Whenever the Exercise Price is reduced, the Company shall mail to Warrant Holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period in which it will be in effect. A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of Section 8(a), (b), (c), (d), (e) and (f) hereof.

          (l)  Notice of Certain Transactions.

          If (i) the Company takes any action that would require an adjustment in the Exercise Price pursuant to Section 8(a), (b), (c), (d), (e) or (f) hereof and if the Company does not arrange for Warrant Holders to participate pursuant to Section 8(i) hereof, (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to Section 8(m) hereof or (iii) there is a liquidation or dissolution of the Company, then the Company shall mail to Warrant Holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          (m)  Reorganization of Company.

          Immediately after the date hereof, if the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8(m). The successor Company shall mail to Warrant Holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this Section 8(m) applies, Sections 8(a), (b), (c), (d), (e) and (f) hereof do not apply.

          (n)  Company Determination Final.

          Any determination that the Company or the Board of Directors must make pursuant to Section 8(a), (c), (d), (e), (f), (g), (h) or (i) hereof is conclusive.

          (o)  Warrant Agent's Disclaimer.

          The Warrant Agent has no duty to determine when an adjustment under this Section 8 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 8(m) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 8.

          (p)  When Issuance or Payment May Be Deferred.

          In any case in which this Section 8 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 9 hereof; provided that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          (q)  Adjustment in Number of Shares.

          Upon each adjustment of the Exercise Price pursuant to this Section 8, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                N' = Nx E
                                        -
                                        E

where:

            N'   =    the adjusted number of Warrant Shares issuable upon
                      exercise of a Warrant by payment of the adjusted Exercise
                      Price.

            N    =    the number or Warrant Shares previously issuable upon
                      exercise of a Warrant by payment of the Exercise Price prior to adjustment.

            E'   =    the adjusted Exercise Price.

            E    =    the Exercise Price prior to adjustment.

            (r)  Form of Warrants.

            Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

SECTION 9.  FRACTIONAL INTERESTS.

            The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Fair Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

SECTION 10.    NOTICES TO WARRANT HOLDERS.

          (a) Upon any adjustment of the Exercise Price pursuant to Section 8 hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of Warrants at the address appearing on the Warrant register for each such registered holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

          (b)  In case:

               (i) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

               (ii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles or dividends payable in shares of Common Stock or distributions referred to in Section 8(a) hereof);

               (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

               (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (v) the Company proposes to take any action (other than actions of the character described in Section 8(a) hereof) which would require an adjustment of the Exercise Price pursuant to Section 8 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of Warrants at his or her address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

          (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 11.    MERGER, CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT.

          (a) Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 13 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

SECTION 12.    WARRANT AGENT.

          The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it.

The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

          (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

          (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement. The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Warrant Agreement against the Company and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant

Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

SECTION 13.    CHANGE OF WARRANT AGENT.

          If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The Holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment, the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; provided that the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 13, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

SECTION 14.    REPORTS.

          (a) Whether or not required by the rules and regulations of the Commission, so long as any Warrants are outstanding, the Company shall furnish to the Warrant Agent and the Holders of Warrants (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability (unless the Commission shall not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

          (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the Holders of the Warrants under this Section 14.

SECTION 15.    NOTICES TO COMPANY AND WARRANT AGENT.

          Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on the Company shall be sufficiently given or made when received if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                    AirGate PCS, Inc.
                    Harris Tower
                    Suite 1700
                    233 Peachtree Street, N.E.
                    Atlanta, Georgia  30303
                    Telecopier No.: (404) 525-7922
                    Attention:  President and Legal Department

               With a copy to:

                    Patton Boggs LLP
                    2550 M Street, N.W.
                    Washington, D.C. 20037
                    Telecopier No.: (202) 457-6315
                    Attention: Mary M. Sjoquist, Esq.

          In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

          Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

               Bankers Trust Company
               Four Albany Street - 4/th/ Floor
               New York, New York 10006
               Telecopier No.: (212) 250-6961
               Attention:  Corporate Trust and Agency Group,
                              Corporate Market Services


SECTION 16.    SUPPLEMENTS AND AMENDMENTS.

          The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrants. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders of Warrants shall require the written consent of the Holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its affiliates). The consent of each Holder of Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement).

SECTION 17.    SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder including, without limitation and without the need for an express assignment, subsequent Holders.

SECTION 18.    TERMINATION.

          This Agreement shall terminate at 5:00 p.m., New York City time on September ____, 2009. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 12 shall survive such termination.

SECTION 19.    GOVERNING LAW.

          This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

SECTION 20.    BENEFITS OF THIS AGREEMENT.

          Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of Warrants. The Company agrees that the Holders of the Warrants shall be third-party beneficiaries to the agreements made hereunder by the Company and each Holder shall have the right to enforce such agreements directly to the extent it deems enforcement necessary or advisable to protect its rights hereunder.

SECTION 21.    COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   AirGate PCS, Inc.



                                   By:__________________________________________
                                        Name:
                                        Title:

                                   Bankers Trust Company, as Warrant Agent



                                   By:__________________________________________
                                        Name:
                                        Title:

                                   EXHIBIT A

                         [Form of Warrant Certificate]

                                    [Face]

          Unit Legend. Each Warrant issued prior to the Separation Date shall bear the following legend (the "Unit Legend") on the face thereof:

THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE __% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009 OF AIRGATE PCS, INC. (THE "NOTES") AND _______ WARRANTS (THE "WARRANTS") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE ___ SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF AIRGATE PCS, INC.

PRIOR TO THE EARLIEST OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE OCCURRENCE OF A CHANGE OF CONTROL OR AN EVENT OF DEFAULT (EACH AS DEFINED IN THE INDENTURE GOVERNING THE NOTES) AND (III) SUCH DATE AS DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION IN ITS SOLE DISCRETION SHALL DETERMINE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

               [THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]/1/

/1/ This paragraph should be included only if the Warrant is issued in global form.

No. ___________       ___Warrants
CUSIP No. ________

                              Warrant Certificate

                               AIRGATE PCS, INC.

          This Warrant Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of Warrants expiring September ____, 2009 (the "Warrants") to purchase Common Stock, par value $.01 (the "Common Stock"), of AirGate PCS, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Separation Date referred to below (the "Exercise Date") until 5:00 p.m. New York City time on September ____, 2009, to receive from the Company ____ fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price (the "Exercise Price") of $0.01 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof.
The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          No Warrant may be exercised after 5:00 p.m., New York City time on September ____, 2009, and to the extent not exercised by such time such Warrants shall become void.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

          This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

          IN WITNESS WHEREOF, AirGate PCS, Inc. and AGW Leasing Company, Inc. have caused this Warrant Certificate to be signed below.





Dated: September __, 1999

                                        AirGate PCS, Inc.



                                        By:_____________________________________
                                           Name:
                                           Title:



Countersigned:

Bankers Trust Company



as Warrant Agent

By: _____________________________________
      Authorized Signature

                       [Reverse of Warrant Certificate]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m. New York City time on September ___, 2009 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of September ___, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to Bankers Trust Company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or after the Separation Date and on or before 5:00 p.m. New York City time on September ___, 2009; provided that holders shall be able to exercise their Warrants only if a Registration Statement relating to the Warrants Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at its New York corporate trust office set forth in Section 15 of the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant

Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                        [Form of Election to Purchase]

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Common Stock and herewith tenders payment for such shares to the order of AIRGATE PCS, INC., in the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such Warrant Certificate be delivered to whose address is ____________________.


      ________________________________________
      Signature

Date:



      ________________________________________
      Signature Guaranteed

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       SCHEDULE OF EXCHANGES OF INTERESTS

                             OF GLOBAL WARRANTS/2/


The following exchanges of a part of this Global Warrant have been made:

              Amount of
              decrease in     Amount of
              Number of       increase in       Number of                Signature of
              warrants in     Number of         Warrants in this Global  authorized
 Date of      this Global     Warrants in this  Warrant following such   officer of
 Exchange     Warrant         Global Warrant    decrease or increase     Warrant Agent
 ---------------------------------------------------------------------------------------

/2/  To be included only on Global Warrants.

                                   EXHIBIT B

                          [Form of Unit Certificate]

NO. _____                                                  CUSIP NO. 009367 AB 9

                               AIRGATE PCS, INC.
                           AGW LEASING COMPANY, INC.

                               __________ UNITS

          [THIS GLOBAL UNIT IS COMPOSED OF THE ATTACHED GLOBAL SENIOR SUBORDINATED DISCOUNT NOTE AND GLOBAL WARRANT CERTIFICATE. THE GLOBAL UNIT, THE GLOBAL SENIOR SUBORDINATED DISCOUNT NOTE AND THE GLOBAL WARRANT CERTIFICATE ARE COLLECTIVELY REFERRED TO HEREIN AS THE "SECURITIES."]/1/
                                        ----------

          THIS CERTIFICATE REPRESENTS _______ UNITS OF AIRGATE, PCS, INC. EACH UNIT CONSISTS OF $1,000 AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF AIRGATE PCS, INC.'S _____% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009 AND ONE WARRANT TO PURCHASE ________ SHARES OF COMMON STOCK OF AIRGATE PCS, INC. [THE SENIOR SUBORDINATED DISCOUNT NOTES AND WARRANTS CONSTITUTING A PART OF THE UNITS REPRESENTED BY THIS CERTIFICATE ARE REPRESENTED BY THE NOTES AND WARRANT CERTIFICATES ATTACHED HERETO.]/2/

          [THE SECURITIES ARE GLOBAL SECURITIES WITHIN THE MEANING OF THE INDENTURE GOVERNING THE SENIOR SUBORDINATED DISCOUNT NOTES REPRESENTED BY THE GLOBAL SENIOR SUBORDINATED DISCOUNT NOTE (THE "INDENTURE") AND THE WARRANT
                                               ---------
AGREEMENT GOVERNING THE WARRANTS REPRESENTED BY THE GLOBAL WARRANT CERTIFICATE (THE "WARRANT AGREEMENT") AND ARE REGISTERED IN THE NAME OF A DEPOSITARY OR A
      -----------------
NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THE SECURITIES ARE NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE WARRANT AGREEMENT, AND NO TRANSFER OF THE

__________________________

/1/ This bracketed language should be included only if the Unit certificate is issued in global form.

/2/ This bracketed language should be included only if the Units represented by the Unit certificate are issued in definitive form.

SECURITIES (OTHER THAN A TRANSFER OF THE SECURITIES AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE WARRANT AGREEMENT.]/1/

          [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER
                                                          ---
OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]/1/

          [THE SENIOR SUBORDINATED DISCOUNT NOTES AND THE WARRANTS CONSTITUTING A PART OF THE UNITS REPRESENTED BY THIS GLOBAL UNIT WILL TRADE SEPARATELY UPON THE EARLIEST TO OCCUR OF: (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE OCCURRENCE OF A CHANGE OF CONTROL OR AN EVENT OF DEFAULT ON THE SENIOR SUBORDINATED DISCOUNT NOTES AND (III) SUCH DATE AS DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION IN ITS SOLE DISCRETION SHALL DETERMINE.]/3/


                              AIRGATE PCS, INC.


                              By:________________________________________
                              Name:
                              Title:



                              AGW LEASING COMPANY, INC.

_____________________________

/3/ This paragraph should be included only if the Unit certificate is issued prior to the Separation Date.

                              By:___________________________________________
                              Name:
                              Title:


Date:  September ____, 1999